UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 29, 2006

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Cascade Avenue, 14th Floor, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

Not Applicable
______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Westmoreland Coal Company on July 6, 2006. This amendment provides the audited historical financial statements of Westmoreland-LG&E Partners, as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K filed on July 6, 2006.

Item 1.01.    Material Definitive Agreement

On June 29, 2006, Westmoreland Coal Company (the “Company”) acquired a 50 percent partnership interest in the 230 MW Roanoke Valley (“ROVA”) power project, officially named Westmoreland-LG&E Partners, located in Weldon, North Carolina from a subsidiary of E.ON U.S. LLC (“E.ON”) – formerly LG&E Energy LLC. The acquisition increases the Company’s ownership interest in ROVA to 100 percent. As part of the same transaction, the Company acquired certain additional assets from LG&E Power Services LLC, a subsidiary of E.ON U.S. LLC, consisting primarily of contracts under which the Company will now operate and provide maintenance services to ROVA and four power plants in Virginia.

The acquisition, originally announced in August 2004, had been delayed due to litigation brought by Virginia Electric and Power Company, doing business in North Carolina as Dominion North Carolina Power (“Dominion”), the sole electric power customer of ROVA, challenging Westmoreland’s right to purchase E.ON’s interests in ROVA without those interests first being offered to Dominion at the same price. That litigation has been settled as part of this transaction.

A news release announcing the closing of the transaction on June 29, 2006 is attached as Exhibit 99.1.

Item 2.01.    Significant Acquisitions or Dispositions

On June 29, 2006 the Company acquired a 50 percent partnership interest in the 230 MW Roanoke Valley (“ROVA”) power project located in Weldon, North Carolina from a subsidiary of E.ON U.S. LLC – formerly LG&E Energy LLC. As a result, the Company now owns 100 percent of the two-unit, coal-fired project.

The Company has also acquired certain additional assets including operating agreements from LG&E Power Services LLC, another subsidiary of E.ON, under which the Company will now operate the ROVA project and four power plants in Virginia.

The Company paid $27.5 million in cash at closing, and assumed, through the Westmoreland subsidiary purchasing the ROVA interest, E.ON’s share of non-recourse project debt in the amount of $85.5 million. The Company also paid a $2.5 million consent fee to Dominion in exchange for its agreement to waive its claim to a right of first refusal to acquire E.ON U.S.‘s interest in ROVA. In addition, the Company has accumulated $0.3 million of direct acquisition costs. Additionally, the Company contributed $5 million to ROVA which was deposited into ROVA’s debt protection account to replace a letter of credit previously provided by E.ON.

The acquisition is being accounted for as a purchase for accounting purposes. The assets and liabilities of the general partnership that owns 100% of ROVA will be included in the consolidated financial statements of the Company subsequent to the acquisition.

A news release announcing the closing of the transaction is attached as Exhibit 99.1.

Item 2.03.    Direct Financial Obligations or Off-Balance Sheet Obligations

The Company financed the acquisition with a $30 million bridge loan facility from SOF Investments, LP (“SOF”), a $5 million term loan with First Interstate Bank and from corporate funds.

The SOF bridge loan has a one-year term extendable to four years at the option of the Company. The loan has an interest rate of LIBOR plus 4% plus a 1% closing fee. If the Company elects to extend the loan beyond its initial one-year term, it will be required to issue warrants to purchase 150,000 shares of the Company’s common stock to SOF at a premium of 15% to the then current stock price. These warrants would be exercisable for a three-year period from the date of issuance. The loan is secured by a pledge of the semi-annual cash distributions from ROVA commencing in January 2007 as well as pledges from the Company’s subsidiaries that directly or indirectly acquired the operating agreements.

The $5 million term loan with First Interstate Bank has a one-year term expiring June 29, 2007. Interest is payable at the Bank’s prime rate.

Item 9.01.    Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

The required audited financial statements of Westmoreland –LG&E Partners as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited interim financial statements of Westmoreland –LG&E Partners for the six months ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)   Pro Forma Financial Information.

The required pro forma financial information for the six months ended June 30, 2006 and for the year ended December 31, 2005 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(c)   Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated as of June 29, 2006*

23.1	Consent of Deloitte & Touche LLP

99.1	Press release date June 29, 2006**

99.2	Audited financial statements of Westmoreland –LG&E Partners as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and Independent Auditor's Report

99.3	Unaudited financial statements of Westmoreland –LG&E Partners as of June 30, 2006 and December 31, 2005 and for the six months ended June 30, 2006 and 2005

99.4	Unaudited pro forma combined financial statements for the six months ended June 30, 2006 and the year ended December 31, 2005

* Previously filed as an exhibit to Westmoreland Coal Company’s Form 10-Q filed on November 3, 2006.

** Previously filed as an exhibit to Westmoreland Coal Company’s Current Report on Form 8-K filed on July 6, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 3, 2006	By: /s/ David J. Blair
David J. Blair
Chief Financial Officer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated as of June 29, 2006*

23.1	Consent of Deloitte & Touche LLP

99.1	Press release date June 29, 2006**

99.2	Audited financial statements of Westmoreland –LG&E Partners as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and Independent Auditor's Report

99.3	Unaudited financial statements of Westmoreland –LG&E Partners as of June 30, 2006 and December 31, 2005 and for the six months ended June 30, 2006 and 2005

99.4	Unaudited pro forma combined financial statements for the six months ended June 30, 2006 and the year ended December 31, 2005

* Previously filed as an exhibit to Westmoreland Coal Company’s Form 10-Q filed on November 3, 2006.

** Previously filed as an exhibit to Westmoreland Coal Company’s Current Report on Form 8-K filed on July 6, 2006.